UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 22, 2008

RETROSPETTIVA, INC.
(Exact name of registrant as specified in its charter)

California	001-13101	95-4298051
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

112 West 9th Street, Suite 518 Los Angeles, CA 90015
(Address of principal executive offices, including zip code)

(310) 345-0063
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 22, 2008 the Registrant’s shareholders approved an increase in the Registrant’s authorized shares of no par value common stock from 15,000,000 shares to 100,000,000 shares.

ITEM 9.01 Financial Statements and Exhibits

Exhibit Number	Name and/or Identification of Exhibit

3.1	Amendment to Articles of Incorporaton

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETROSPETTIVA, INC.
Date: September 23, 2008	By:	/s/ Borivoje Vukadinovic
Borivoje Vukadinovic, President and CEO

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